UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 24, 2016

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2016, SM Energy Company (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders elected all of the incumbent directors that stood for reelection, and approved the three additional proposals described below. Each director was elected by a majority vote. The directors elected and the final vote tabulation for each director were as follows:

Director	For	Against	Abstain	Non-Votes
Larry W. Bickle	52,866,708	233,116	45,648	9,320,822
Stephen R. Brand	52,882,934	216,988	45,550	9,320,822
Loren M. Leiker	53,043,493	56,409	45,570	9,320,822
Javan D. Ottoson	52,967,516	132,306	45,650	9,320,822
Ramiro G. Peru	52,859,962	236,535	48,975	9,320,822
Julio M. Quintana	52,851,656	252,341	41,475	9,320,822
Rose M. Robeson	53,029,589	70,423	45,460	9,320,822
William D. Sullivan	52,965,861	134,076	45,535	9,320,822
The Company’s stockholders approved the proposal to ratify the appointment by the Company’s Audit Committee of Ernst & Young LLP, as the Company’s independent registered public accounting firm for 2016. The final vote tabulation for that proposal was as follows:

For	62,099,789
Against	271,568
Abstain	94,937
The Company’s stockholders approved, by a non-binding advisory vote, the proposal regarding the compensation of the Company’s named executive officers. The final vote tabulation for that proposal was as follows:

For	52,326,050
Against	708,743
Abstain	110,679
Non-Votes	9,320,822
The Company’s stockholders approved the proposal regarding the amendment of the Company’s Equity Incentive Plan. The final vote tabulation for that proposal was as follows:

For	35,948,599
Against	17,123,211
Abstain	73,662
Non-Votes	9,320,822

Item 7.01    Regulation FD Disclosure
In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On May 26, 2016, the Company issued a press release announcing participation in upcoming investor conferences and the planned posting of related presentation materials. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
 (d) Exhibits.

Exhibit Number	Description
99.1	Press release of the Company dated May 26, 2016, entitled “SM Energy Announces Participation in Upcoming Investor Conferences”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	May 26, 2016	By:	/s/ David W. Copeland
David W. Copeland
Executive Vice President, General Counsel and Corporate Secretary